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                                                                   EXHIBIT 10.20


                           AMENDMENT NO. 3 AND CONSENT
                                       to
                         RECEIVABLES PURCHASE AGREEMENT
                            Dated as of May 13, 2005

         THIS AMENDMENT NO. 3 AND CONSENT (this "Amendment") is entered into as of May 13, 2005 by and among Jabil Circuit Financial II, Inc., a Delaware corporation (the "Seller"), Jabil Circuit, Inc., a Delaware corporation (the "Servicer"), Jupiter Securitization Corporation ("Jupiter"), the financial institutions party hereto (the "Financial Institutions") and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as Agent (the "Agent").

                              PRELIMINARY STATEMENT

         A. The Seller, the Servicer, Jupiter, the Financial Institutions and the Agent are parties to that certain Receivables Purchase Agreement dated as of February 25, 2004 (as amended by Amendment No. 1 thereto dated as of April 22, 2004 and Amendment No. 2 thereto dated as of February 23, 2005 and as otherwise amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

         B. The Seller, the Servicer, Jupiter, the Financial Institutions and the Agent have agreed to amend the Purchase Agreement on the terms and subject to the conditions hereinafter set forth.

         C. The Seller has requested that the subdivision of Varian, Inc. heretofore purchased by Jabil Circuit, Inc. be deemed not to be a "New Business Line" for purposes of clause (xviii) of the definition of "Eligible Receivable" and Jupiter, the Financial Institutions and the Agent are willing to consent to such designation on the terms and subject to the conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Amendment. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Purchase Agreement is hereby amended as follows:

         (a) Each occurrence of the phrase "Indebtedness (as defined in Exhibit XII)" appearing in Section 7.1(b)(v), Section 9.1(c) and Section 9.1(d) is hereby deleted and replaced with the phrase "Debt (as defined in the Five Year Credit Agreement)".


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                  (b)      Section 9.1(f) of the Purchase Agreement is hereby
deleted in its entirety and replaced with the following therefor:

                           (f)      As at the end of any calendar month:

                           (i) the average of the Delinquency Ratios as at the end of such month and the two preceding months shall exceed 9.0%; or

                           (ii) the average of the Default Ratios as at the end of such month and the two preceding months shall exceed 4.5%.

                  (c) Section 9.1(k) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following therefor:

                           (k) Jabil shall fail to perform, observe or otherwise satisfy any of the financial covenants set forth in Section
         5.03 of the Five Year Credit Agreement.

                  (d) Exhibit I to the Purchase Agreement is hereby amended to add the following definition thereto, in alphabetical order:

                           "Five Year Credit Agreement" means that certain Five Year Credit Agreement dated as of May 11, 2005 among Jabil, the financial institutions and other institutional lenders party thereto as "Lenders", JPMorgan Chase Bank, N.A., as syndication agent, and Citibank, N.A., as administrative agent, without giving effect to any amendment, restatement, supplement or other modification to such agreement unless such amendment, restatement, supplement or modification is consented to in a separate writing by JPMorgan Chase Bank, N.A., in its capacity as Agent hereunder, and by each Financial Institution party hereto at such time.

                  (e) The definition of "Default Ratio" in Exhibit I to the Purchase Agreement is hereby amended to delete the phrase "91 days from the original invoice date" appearing in clause (i)(B) thereof and to replace therefor the phrase "61 days from the original due date".

                  (f) The definition of "Defaulted Receivable" in Exhibit I to the Purchase Agreement is restated in its entirety as follows:

                           "Defaulted Receivable" means a Receivable as to which any payment, or part thereof, remains unpaid for 61 days or more, but less than 91 days, from the original due date for such payment.

                  (g) The definition of "Delinquent Receivable" in Exhibit I to the Purchase Agreement is restated in its entirety as follows:

                           "Delinquent Receivable" means a Receivable as to which any payment, or part thereof, remains unpaid for 61 days or more from the original due date for such Receivable.


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                  (h)      Clause (iv) of the definition of "Eligible
Receivable" in Exhibit I to the Purchase Agreement is hereby amended to delete the percentage "20%" appearing in the proviso thereto with respect to Extended Term Receivables and to replace therefor the percentage "30%".

                  (i) The definition of "Loss Horizon Ratio" in Exhibit I to the Purchase Agreement is hereby amended to delete the phrase "three-month period" appearing in clause (i) thereof and to replace therefor the phrase "three and one half-month period".

                  (j) The definition of "Purchase Limit" in Exhibit I to the Purchase Agreement is restated in its entirety as follows:

                           "Purchase Limit" means $175,000,000.

                  (k) Exhibit XII of the Purchase Agreement is hereby deleted in its entirety.

                  (l) The Commitment amount of JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago) set forth on Schedule A to the Purchase Agreement is hereby amended to delete the amount "$145,000,000" and replace it with the amount "$175,000,000".

                  SECTION 2. Consent. Notwithstanding any contrary provision of the Purchase Agreement, each of the parties hereto agrees that the subdivision of Varian, Inc. heretofore purchased by Jabil Circuit, Inc. shall be deemed not to be a "New Business Line" for purposes of clause (xviii) of the definition of "Eligible Receivable".

                  SECTION 3. Conditions Precedent. This Amendment shall become effective and be deemed effective, as of the date first above written, upon the latest to occur of (i) the date hereof, (ii) receipt by the Agent of one copy of this Amendment duly executed by each of the parties hereto, and
(iii) receipt by the Agent of an amendment fee in the amount of $25,000.

                  SECTION 4. Covenants, Representations and Warranties of the Seller and the Servicer.

                  (a) Upon the effectiveness of this Amendment, each of the Seller and the Servicer hereby reaffirms all covenants, representations and warranties made by it in the Purchase Agreement, as amended, and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

                  (b) Each of the Seller and the Servicer hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, that no event shall have occurred and be continuing which constitutes an Amortization Event or a Potential Amortization Event.

                  SECTION 5. Fees, Costs, Expenses and Taxes. Without limiting the rights of the Agent and the Purchasers set forth in the Purchase Agreement and the other Transaction


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Documents, the Seller agrees to pay on demand all reasonable fees and out-of-pocket expenses of counsel for the Agent and the Purchasers incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection herewith and with respect to advising the Agent and the Purchasers as to their rights and responsibilities hereunder and thereunder.

                  SECTION 6.    Reference to and Effect on the Purchase
Agreement.

                  (a) Upon the effectiveness of this Amendment, each reference in the Purchase Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Purchase Agreement as amended hereby, and each reference to the Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Purchase Agreement shall mean and be a reference to the Purchase Agreement as amended hereby.

                  (b) Except as specifically amended hereby, the Purchase Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser or the Agent under the Purchase Agreement or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein.

                  SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

                  SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  SECTION 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.


                                  JABIL CIRCUIT FINANCIAL II, INC., as Seller

                                  By:     /s/ TOM SHEA
                                       ----------------------------------------
                                  Name:   Tom Shea
                                  Title:  President



                                  JABIL CIRCUIT, INC., as Servicer

                                  By:     /s/  MIKE DASTOOR
                                       ----------------------------------------
                                  Name:   Mike Dastoor
                                  Title:  VP & Controller



                 Signature Page to Amendment No.3 and Consent to
                         Receivables Purchase Agreement

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                                  JUPITER SECURITIZATION CORPORATION



                                  By:     /s/ MAUREEN MARCON
                                       ----------------------------------------
                                       Name:  Maureen Marcon
                                       Title: Authorized Signatory


                                  JPMORGAN CHASE BANK, N.A.
                                         (successor by merger to Bank One, N.A.
                                         (Main Office Chicago)),
                                         as a Financial Institution and as Agent



                                  By:        /s/ MAUREEN MARCON
                                       ----------------------------------------
                                       Name:  Maureen Marcon
                                       Title: Vice President



                 Signature Page to Amendment No.3 and Consent to
                         Receivables Purchase Agreement